UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2016

HORIZON GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37427	47-3574483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 593-8820

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As previously disclosed in the Current Report on Form 8-K filed by Horizon Global Corporation (the "Company") on October 11, 2016 (the "Initial Form 8-K"), on October 4, 2016, the Company completed its acquisitions of WESTFALIA-Automotive Holding GmbH, Rheda-Wiedenbrück/Germany ("Westfalia") and TeIJs Holding B.V. ("TeIJs" and, together with Westfalia, the "Westfalia Group").
This Current Report on Form 8-K/A amends the Initial Form 8-K to include financial statements of Westfalia required by Item 9.01(a) of Form 8-K and pro forma financial information related to the acquisition of Westfalia required by Item 9.01(b). Pursuant to a letter dated November 23, 2016 (the "Waiver") from the staff of the Division of Corporation Finance (the "Division") of the Securities and Exchange Commission, the Division stated that it would waive the requirement under Rule 3-05 of Regulation S‑X to file the financial statements of TeIJs based on the information provided by the Company and pursuant to its authority in Rule 3-13 of Regulation S-X. In a letter dated November 18, 2016, the Company provided its conclusion to the Division that although TeIJs and Westfalia were related businesses as set forth in Rule 3-05(3)(ii) of Regulation S-X, the business of TeIJs was quantitatively insignificant to the Company and, therefore, financial statements of TeIJs were not reasonably necessary to inform investors about the Company’s acquisition of the Westfalia Group and the provision of financial statements of Westfalia and the related pro forma financial information would provide investors with all necessary information regarding the financial impact of the acquisition of the Westfalia Group. Based on the Waiver, the Company is not providing historical financial statements of TeIJs or separate pro forma financial information related to the acquisition of TeIJs.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The financial statements of Westfalia required under this Item 9.01(a) are attached hereto as Exhibit 99.1.
The consent of PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Westfalia’s independent accountant, is attached hereto as Exhibit 23.1.
(b) Pro forma financial information.
The pro forma financial information related to the acquisition of Westfalia required under this Item 9.01(b) is attached hereto as Exhibit 99.2.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft.

99.1
Audited consolidated balance sheets of WESTFALIA-Automotive Holding GmbH, Rheda-Wiedenbrück/Germany as of September 30, 2016 and 2015, and audited consolidated income statements, cash flows and shareholders’ equity of WESTFALIA-Automotive Holding GmbH, Rheda-Wiedenbrück/Germany for the fiscal years ended September 30, 2016 and 2015.

99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	December 21, 2016	By:	/s/ David G. Rice
		Name:	David G. Rice
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft.

99.1
Audited consolidated balance sheets of WESTFALIA-Automotive Holding GmbH, Rheda-Wiedenbrück/Germany as of September 30, 2016 and 2015, and audited consolidated income statements, cash flows and shareholders’ equity of WESTFALIA-Automotive Holding GmbH, Rheda-Wiedenbrück/Germany for the fiscal years ended September 30, 2016 and 2015.

99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015.